Exhibit 10.1
                                      LEASE


THIS LEASE is made on the 21st day of January, 2000, by and between WTA Campbell Technology Park LLC, a California limited liability company (hereinafter called "Lessor") and ClickService Software, Inc. (Hereinafter called "Lessee").

IN CONSIDERATION OF THE MUTUAL PROMISES HEREIN  CONTAINED,  THE PARTIES AGREE AS
FOLLOWS:

1. PREMISES. Lessor leases to Lessee, and Lessee leases from Lessor, upon the terms and conditions herein set forth, those certain Premises ("Premises") situated in the City of Campbell, County of Santa Clara, California, as outlined in Exhibit "A" attached hereto and described as follows: +/- 17,130 rentable square feet known as 655 Campbell Technology Parkway, Suite 250, Campbell, California. Lessee's pro-rata share of the building is +/- 21.37%.

2. TERM. The term of this Lease shall be for seven (7) years, commencing on the Lease Commencement Date. The "Lease Commencement Date" shall be the later of
(1) June 1, 2000, or (2) or the date by which all of the following have occurred; (a) Lessor has Substantially Completed the Premises (as defined in Exhibit B) in accordance with the Lease; and (b) Lessor has delivered possession of the Premises to Lessee. The rent schedule set forth in Section 3 below shall be adjusted to reflect the actual Commencement Date.

3. RENT. Lessee shall pay to Lessor rent for the Premises according to the schedule below in lawful money of the United States of America. Rent shall be paid without deduction or offset, prior notice, or demand, at such place as may be designated from time to time by Lessor. Lessee shall pay to Lessor $34,260.00 upon execution of the Lease, which sum represents the amount of the first month's rent. Monthly rent shall be paid in advance on the first (1st) day of each calendar month as follows:

         Period                               Monthly Rent/NNN
         ------                               ----------------
         01 - 12                                    $34,260.00
         13 - 24                                    $35,530.00
         25 - 36                                    $37,056.00
         37 - 48                                    $38,538.00
         49 - 60                                    $40,079.00
         61 - 72                                    $41,683.00
         73 - 84                                    $43,350.00

     Rent for any period during the term hereof which is for less than one (1) full month shall be a pro-rata portion of the monthly rent payment. Lessee acknowledges that late payment by Lessee to Lessor of rent or any other payment due Lessor will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any installment of rent or other payment due from Lessee is not received by Lessor within ten (10) days following the date it is due and payable, Lessee shall pay to Lessor an additional sum of ten percent (10%) of the overdue amount as a late charge. Notwithstanding anything contained in this Paragraph, if Lessee is delinquent in the payment of Rent or Additional Rent and is subject to a late charge, Lessor agrees to waive the late charge if the Rent or Additional Rent due is paid within five (5) days of Lessor's written notice to Lessee of the delinquent amount owed and provided Lessee has not been delinquent in its payment of Rent or Additional Rent owed under this Lease during the twelve (12) month period preceding the rent delinquency in question. However, Lessor shall only be obligated to notify Lessee once of its intent to assess a late charge in

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any twelve (12) month period. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge shall not constitute a waiver of Lessee's default with respect to the overdue amount, nor prevent Lessor from exercising any of the other rights and remedies available to Lessor.

     If, for any reason whatsoever, Lessor cannot deliver possession of the Premises on June 1, 2000, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom. Notwithstanding anything to the contrary in this Lease, if the Commencement Date has not occurred on or before August 1, 2000, unless due to Lessee Delay, then, in addition to Lessee's other rights and remedies, Lessee may terminate this Lease by written notice to Lessor, whereupon any monies previously paid by Lessee to Lessor shall be reimbursed to Lessee or, at Lessee's election, the date Lessee is otherwise obliged to commence payment of rent shall be delayed by one day for each day that the Commencement Date is delayed beyond such date. Lessee shall have access to the Premises prior to the Commencement Date at the appropriate times during the construction schedule (which schedule shall be provided to Lessee prior to commencement of construction) so that Lessee can install its phone and computer cabling and other business systems , provided that such early access does not interfere with Lessor's contractor. Such access shall be subject to all of the provisions of this Lease, excluding the obligation to pay rent.

         A. All taxes, insurance premiums, reimbursable expenses and utilities, common area charges, late charges, costs and expenses which Lessee is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Lessee's failure to pay such amounts, and all reasonable damages, costs, and attorney's fees and expenses which Lessor may incur by reason of any default of Lessee or failure on Lessee's part to comply with the terms of this Lease, shall be deemed to be additional rent (hereinafter, "Additional Rent"), and, in the event of non-payment by Lessee, Lessor shall have all of the rights and remedies with respect thereto as Lessor has for the non-payment of monthly installment of rent.

4.   OPTION TO EXTEND TERM. Not applicable.

5. SECURITY DEPOSIT. Upon execution of the Lease, Lessee shall deposit with Lessor a Security Deposit in the sum of $34,260.00, in the form of cash or an irrevocable letter of credit at Lessee's election, to secure the full and faithful performance by Lessee of each term, covenant, and condition of this Lease. If Lessee shall at any time fail to make any payment or fail to keep or perform any term, covenant, or condition on its part to be made or performed or kept under this Lease, Lessor may, but shall not be obligated to and without waiving or releasing Lessee from any obligation under this Lease, use, apply, or retain the whole or any part of said Security Deposit (a) to the extent of any sum due to Lessor; or (b) to compensate Lessor for any loss, damage, attorneys' fees or expense sustained by Lessor due to Lessee's default. In such event, Lessee shall, within five (5) days of written demand by Lessor, remit to Lessor sufficient funds to restore the Security Deposit to its original sum. No interest shall accrue on the Security Deposit. Should Lessee comply with all the terms, covenants, and conditions of this Lease and, at the end of the term of this Lease, leave the Premises in the condition required by this Lease, then said Security Deposit or any balance thereof, less any sums owing to Lessor, shall be returned to Lessee within fifteen (15) days after the termination of this Lease and vacancy of the Premises by Lessee. Notwithstanding the foregoing, within thirty (30) days after the termination of this Lease, Lessor shall return to Lessee the entire Security Deposit except for amounts that Lessor has deducted therefrom that are needed by Lessor to cure defaults of Lessee under this Lease or compensate Lessor for damages for which Lessee is liable pursuant to this Lease. If, at the time of any reduction, the Security Deposit is in the form of (a) cash, Lessor shall promptly refund to Lessee the appropriate amount, and (b) the letter of credit, Lessor shall consent and otherwise cooperate with the issuing bank to reduce the amount of such letter of credit. If the Security Deposit is in the form of a letter of credit, Lessor shall only draw so much of the letter of credit as is permitted under this section. Lessor can maintain the Security Deposit separate and apart from Lessor's general funds, or can co-mingle the Security Deposit with the Lessor's general and other funds.

     Lessor shall require from Lessee Additional Security Deposit of $171,300.00 in the form of cash or an irrevocable letter of credit (at Lessee's option) which can be drawn on by Lessor upon any default of this Lease by Lessee in an amount equal to the damages incurred by Lessor as a result of such default.


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     The Additional  Security Deposit shall be released  provided that Lessee is not in default when the following conditions (pursuant to GAAP) have been met by
Lessee:

         a.   There have been four consecutive quarters of profitability
         b.   Shareholders Equity is positive

6. USE OF THE PREMISES. The Premises shall be used exclusively for the purpose of office, administration, research and development, engineering and sales and marketing of computer related products and services.

     Lessee shall not use or permit the Premises, or any part thereof, to be used for any purpose or purposes other than the purpose for which the Premises are hereby leased without Lessor's written consent; and no use shall be made or permitted to be made of the Premises, nor acts done, which will increase the existing rate of insurance upon the building in which the Premises are located unless Lessee pays the cost of any such increase, or cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell or permit to be kept, used, or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall not commit or suffer to be committed any waste upon the Premises or any public or private nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the premises are located; nor, without limiting the generality of the foregoing, shall Lessee allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose.

     Lessee shall not place any harmful liquids in the drainage system of the Premises or of the building of which the Premises form a part. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the building proper except in trash containers placed inside exterior enclosures designated for that purpose by Lessor, or inside the building proper where designated by Lessor. No materials, supplies, equipment, finished or semi-finished products, raw materials, or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the building proper. Lessee shall comply with all the covenants, conditions, and/or restrictions ("C.C. & R.'s") affecting the Premises

     Lessor  represents and warrants to Lessee that to the best of its knowledge
(i) there are no Toxic or Hazardous materials present on, at or under the Premises, which shall be deemed to include underlying land and groundwater, at the time of Lessee's occupancy; (ii) no underground storage tanks or asbestos containing building materials are present on the Premises, and (iii) no action, proceeding, or claim is pending or threatened concerning the Premises concerning any Toxic or Hazardous materials in, on, about or under the Premises. Lessor shall indemnify, defend and hold harmless Lessee, its partners, directors, officers, employees, lenders, and successors against all claims, obligations, liabilities, demands, damages, judgements, and costs, including reasonable attorneys' fees arising from or in connection with any prior Toxic or Hazardous materials that existed prior to Lessee's occupancy of the Premises or arising out of or based upon the presence of any Toxic or Hazardous materials on, under, in or about the Premises, unless Lessee or Lessee's agents, employees, contractors or invitees caused the presence of such Toxic or Hazardous materials in, on about or under the Premises.

     Lessee in turn represents to Lessor that it does not now and will not in the future permit the use or storage on the Premises of Toxic or Hazardous materials, excluding, however basic janitorial, maintenance and office supplies, and materials commonly used in connection with Lessee's business as described in paragraph 6 hereof. For purposes of this paragraph 6 "Toxic or Hazardous Materials" shall mean any product, substance, chemical, material or waste whose presence, nature, quality and/or intensity or existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the leased premises, is either (i) potentially injurious to the public health, safety or welfare, the environment, or the leased premises; (ii) regulated or monitored by any governmental authority and pertaining to health, safety or the environment; or
(iii) a basis for potential liability of Lessee and Lessor to any governmental agency or third party under any applicable statute or common law theory and pertaining to health, safety or the environment. "Toxic or Hazardous Materials" shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof.

     Lessee hereunder shall be responsible for and indemnify, and hold Lessor and its partners, directors, officers, employees, lenders, successors and assigns harmless from all claims, obligations, liabilities, demands, damages, judgments and costs, including reasonable attorneys' fees arising at any time

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during or in connection with Lessee or Lessee's agents,  employees,  contractors or invitees causing any materials referred to under any governmental provisions or regulatory scheme as "hazardous" or "toxic" or which contain petroleum, gasoline, or other petroleum product, to be brought upon, stored, manufactured, generated, handled, disposed, or used on, under or about the Premises in violation of applicable law. Lessee's and Lessor's obligations hereunder shall survive the termination of this Lease.

     If, at any time during the term of this Lease, Lessor suspects that toxic waste, spillage, or other contaminants may be present on the Premises, Lessor may order a soils report, or its equivalent, at Lessee's expense and Lessee shall pay such costs within fifteen (15) days from the date of the invoice by Lessor if it is determined that Lessee or Lessee's agents, employees, contractors or invitees released or caused Toxic or Hazardous materials on or about the Premises. If any such toxic waste, spillage, or other contaminants are found upon the Premises which were released by Lessee or Lessee's agents, employees or invitees, Lessee shall deposit with Lessor, within fifteen (15) days of notice from Lessor to Lessee to do so, the amount necessary to remove the substances and remedy the problem in accordance with applicable law.

     Lessee shall abide by all laws, ordinances, and statutes, as they now exist or may hereafter be enacted by legislative bodies having jurisdiction thereof, relating to its use and occupancy of the Premises. Notwithstanding anything to the contrary in this Lease, at the Commencement Date, the Premises shall conform to all requirements of covenants, conditions, restrictions and encumbrances ("CC&R's"), all underwriter's requirements, and all rules, regulations, statutes, ordinances, laws and building codes (including the Americans with Disabilities Act of 1990) (collectively, "Laws") applicable thereto, including, without limitation, all Laws governing Toxic or Hazardous materials.

7. IMPROVEMENTS: Lessor shall provide Lessee with a tenant improvement allowance of $25.00 per rentable square foot for a mutually agreed to space plan to be installed by Lessor's contractor as per Exhibit B. Additionally, Lessor will provide an "industrial shell" which includes all structural items of the building including the building exterior walls, foundation, floors, parking areas, outside lighting, roof, roof structure, shell sprinklers, landscaping, electrical room, power to the building (not including the electrical panel), telephone and cable conduits stubbed to building, elevator pit, and all other utilities stubbed in at the shell, and two (2) ADA compliant stairs. Lessor's contractor shall install and Lessee shall pay in accordance with the provisions of Exhibit B for all interior improvements in excess of said $25.00 per rentable square foot tenant improvement allowance including Lessee's pro-rata share of elevator, bathrooms, lobby, plumbing distribution from Lessor's delivery of plumbing to the slab, stairwells, roof screens, main electrical service panel, common corridor, Lessee's HVAC systems, fire service, electrical distribution, interior finishes and all other partitions, ceilings and improvements of the Lessee's interior space as well as the cost of permits, drawings and consultant fees related to design, approval and installation of the Lessee's tenant improvements.

     Lessor shall cause the Base Building Improvements to be constructed in accordance with Exhibit B in good and workmanlike manner in compliance with all applicable codes, laws, regulations and governmental requirements. Lessor shall obtain standard and customary construction warranties and shall ensure that all such warranties run to Lessee's benefit and shall be enforceable by Lessee.

8.   TAXES AND ASSESSMENTS.

     A. Lessee shall pay before delinquency any and all taxes, assessments, license fees, and public charges levied, assessed, or imposed upon or against Lessee's fixtures, equipment, furnishings, furniture, appliances, and personal property installed or located on or within the Premises. Lessee shall cause said fixtures, equipment, furnishings, furniture, appliances, and personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement from Lessor setting forth the taxes applicable to Lessee's property.


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     B. All  property  taxes or  assessments  levied or assessed by or hereafter levied or assessed by any governmental authority against the Premises or any portion of such taxes or assessments which becomes due or accrued during the term of this Lease shall be paid by Lessor. Lessee shall pay to Lessor Lessee's proportionate share of such taxes or assessments within ten
     (10) days of receipt of Lessor's invoice demanding such payment. Lessee's liability hereunder shall be prorated to reflect the commencement and termination dates of this Lease. Notwithstanding anything to the contrary in this Lease, Lessee shall not be required to pay any portion of any tax or assessment expense (i) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest possible term; or (ii) occasioned by Lessor's failure to pay timely or perform any obligation of Lessor, provided that Lessee has timely paid its share of said taxes or assessments. Lessee may in good faith contest any tax or assessment, provided that Lessee indemnifies Lessor from any loss or liability in connection therewith.

9.   INSURANCE.

     A. Indemnity. Lessee agrees to indemnify, defend and save Lessor against and hold Lessor harmless from any and all demands, claims, causes of action, judgments, obligations, or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees) on account of, or arising out of Lessee's, use of the Premises. Lessor also agrees that it shall not be released or indemnified from and shall indemnify and defend Lessee against and hold Lessee harmless from any and all demands, claims, causes of action, judgments, obligations or liabilities and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees) on account or arising from Lessor's use and/or ownership of said Premises, Lessor's violation of any Law or a breach of Lessor's obligations under this Lease.

     B. Liability Insurance. Lessee shall, at its expense, obtain and keep in force during the term of this Lease a policy of Commercial General Liability insurance insuring Lessor (as additional insured) and Lessee, with cross-liability endorsements, against any liability arising out of the condition, use, or occupancy of the Premises and property insurance to cover Lessee's personal property, equipment, inventory, fixtures and tenant improvements on the Premises. Such insurance shall be in an amount of not less than one million dollars ($1,000,000) for each occurrence for bodily injury and physical damage to the property and two million dollars ($2,000,000) general aggregate limit. The insurance shall be with companies approved by Lessor, which approval Lessor agrees not to withhold unreasonably. Prior to possession, Lessee shall deliver to Lessor a certificate of insurance and endorsement evidencing the existence of the policy which (1) names Lessor as an additional insured, (2) shall not be canceled or reduced without thirty (30) days' prior written notice to Lessor, (3) insures performance of the indemnity set forth in Section A of Paragraph 9, and (4) coverage is primary and any coverage by Lessor is in excess thereto to the extent it is available from Lessee's insurance carrier..

     C. Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of "all risk" insurance covering loss or damage to the Premises (which may include earthquake and/or flood insurance), in the amount of the full replacement value thereof. Lessee shall pay to Lessor its pro-rata share of the cost of said insurance within ten (10) days of Lessee's receipt of Lessor's invoice demanding such payment. Lessee acknowledges that such insurance procured by Lessor shall contain a deductible which reduces Lessee's cost for such insurance, and, in the event of loss or damage, Lessee shall be required to pay to Lessor the amount of such deductible. Lessor agrees that in no event shall said deductible exceed $1,000 per occurrence. Lessee agrees to maintain an All Risk Property policy covering Lessee's owned contents and improvements. Earthquake premium rates shall not exceed two (2) times the rate paid for All Risk Property Insurance.

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     D.  Notwithstanding  anything  in this  Lease to the  contrary,  Lessor and
     Lessee hereby releases each other and their respective agents, employees, successors, assignees and sublessees from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under this Lease, or which would normally be covered by "all risk" property insurance, without regard to the negligence or willful misconduct of the person or entity so released. All of Lessor's and Lessee's repair and indemnity obligations under this Lease shall be subject to the waiver and release contained in this paragraph. Each party shall cause each insurance policy it obtains to provide that the insurer thereunder waives all recovery by way of subrogation as required herein in connection with any injury or damage covered by such policy. If the insurance policy cannot be obtained with the waiver of subrogation, or if the waiver of subrogation is available only at an additional cost and the party for whose benefit the waiver is not obtained does not pay the additional cost, then the party obtaining the insurance immediately shall notify the other party of that fact.

10. REIMBURSABLE EXPENSES AND UTILITIES. Lessor represents that heating, ventilation, air conditioning, water, gas, electricity, sewer and waste pickup, utilities and services to the Premises as are reasonable and customary for facilities of comparable size, type and location to the Premises are available to the Premises, and Lessor shall provide Lessee with access to the Premises twenty-four (24) hours a day, seven (7) days a week. Lessee shall pay its pro-rata share based on square footage of all water, gas, light, heat, power, electricity, HVAC, telephone, trash removal, landscaping, sewer charges, and all other services, including normal, reasonable and customary property management fees, supplied to or consumed on the Premises. In the event that any such services are billed directly to Lessor, then Lessee shall pay Lessor for such expenses within ten (10) days of Lessee's receipt of Lessor's invoice demanding payment.

11.      REPAIRS AND MAINTENANCE.

         A. Subject to provisions of paragraph 15, Lessor shall keep and maintain in good order, condition and repair the structural elements of the Premises including the roof, roof membrane, paving, floor slab, foundation, exterior walls, landscaping, irrigation and elevators. Lessor shall make such repairs, replacements, alterations or improvements as Lessor deems reasonably necessary with respect to such structural elements and Lessee shall pay to Lessor, within ten days of Lessor's invoice to Lessee therefor, Lessee's pro-rata share of such repairs, replacements, alterations or improvements. Notwithstanding the foregoing, if the reason for any repair, replacement, alteration or improvement is caused by Lessee or arises because of a breach of Lessee's obligations under this Lease, then Lessee shall pay 100% of the costs or expense to remedy the same.

         B. Except as expressly provided in Subparagraph A above, Lessee shall, at its sole cost, keep and maintain the entire Premises and every part thereof, including, without limitation, the windows, window frames, plate glass, glazing, truck doors, doors, all door hardware, interior of the Premises, interior walls and partitions, and electrical, plumbing, lighting, heating, and air conditioning systems in good and sanitary order, condition, and repair.

Notwithstanding anything to the contrary in this Lease, Lessor shall perform and construct, and Lessee shall have no responsibility to perform, construct, pay directly or to reimburse Lessor, for any repair, maintenance or improvement (i) necessitated by the acts or omissions of Lessor or its agents, employees or contractors, (ii) occasioned by fire, acts of God or other casualty (subject to the provisions of Section 9) or by the exercise of the power of eminent domain,
(iii) for which Lessor has a right of reimbursement from others, or (iv) which would be treated as a "capital expenditure" under generally accepted accounting principles. Notwithstanding the foregoing, Lessee shall pay for the costs set forth in (iv) as provided in Sections 11.A, 12 and 18 of this Lease.

                    Should  Lessee fail to maintain the Premises or make repairs required of Lessee hereunder forthwith upon notice from Lessor, Lessor, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may make the same, and in that event, Lessee shall reimburse Lessor as additional rent for the cost of such maintenance or repairs on the next date upon which rent becomes due.

                    Lessee hereby expressly waives the provision of Subsection 1 of Section 1932, and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Lessor, as provided in Section 942 of said Civil Code.

12. ALTERATIONS AND ADDITIONS. Lessee shall not make any alterations, improvements, or additions in, on, or about, or to the Premises or any part thereof, without prior written consent of Lessor and without a valid building permit issued by the appropriate governmental authority. However, Lessee shall be permitted to make alterations, improvements or additions to the Premises without Lessor's prior written consent, but with written notification, if such alteration, improvement or addition is less than $10,000 in cost, is nonstructural in nature, does not affect the mechanical systems of the building and does not penetrate the roof membrane. Lessor retains, at his sole option, the right to retain a General Contractor of his own choosing to perform all repairs, alterations, improvements, or additions in, on, about, or to said Premises or any part thereof. As a condition to giving such consent, Lessor may require that Lessee agree to remove any such alterations, improvements, or additions at the termination of this Lease, and to restore the Premises to their prior condition. At the time Lessee requests Lessor's approval for any alteration, improvements or addition, Lessee may also request in writing Lessor's decision as to whether or not Lessor will require Lessee to remove said improvements at the end of the Lease term. Any alteration, addition, or improvement to the Premises, shall become the property of Lessor upon installation, and shall remain upon and be surrendered with the Premises at the termination of this Lease. Lessor can elect, however, within thirty (30) days before expiration of the term or within five (5) days after termination of the term, to require Lessee to remove any alterations, additions, or improvements that Lessee has made to the Premises. If Lessor so elects, Lessee shall restore the Premises to the condition designated by Lessor in its election, before the last day of the term, or within thirty (30) days after notice of election is given, whichever is later. Alterations and additions which are not to be deemed as trade fixtures include heating, lighting, electrical systems, air conditioning, partitioning, electrical signs, carpeting, or any other installation which has become an integral part of the Premises. In the event that Lessor consents to Lessee's making any alterations, improvements, or additions, Lessee shall be responsible for preparing and providing Lessor with a notice of non-responsibility which Lessor shall sign and return to Lessee for posting , which shall remain posted until completion of the alterations, additions, or improvements. Lessee's failure to post notices of non-responsibility as required hereunder shall be a breach of this Lease. Notwithstanding anything to contrary in this Lease: (i) Alterations constructed in the Premises by Lessee and Lessee's trade fixtures, furniture, equipment and other personal property installed in the Premises ("Lessee's Property") shall at all times be and remain Lessee's property, and Lessee shall be entitled to all depreciation, amortization and other tax benefits with respect thereto; and (ii) Lessor shall have no lien or other interest whatsoever in any item of Lessee's Property, and shall execute any document reasonably necessary to waive any lien or interest in Lessee's Property.

     Notwithstanding anything to the contrary herein, if, during the term hereof, any alteration, addition or change of any sort through all or any portion of the Premises or of the building of which the Premises form a part, is required by law, regulation, ordinance or order of any public agency, then if such legal requirement is not imposed because of Lessee's specific use of the Premises and is not "triggered" by Lessee's alterations or Lessee's application for a building permit or any other governmental approval (in which instance Lessee shall be responsible for 100% of the cost of such improvement), Lessor shall be responsible for constructing such improvement and Lessee shall be responsible for its share of the cost for said improvement amortized over the useful life of such improvement that coincides with the remaining Lease term.

13. ACCEPTANCE OF THE PREMISES AND COVENANT TO SURRENDER. By entry and taking possession of the Premises pursuant to this Lease, Lessee accepts the Premises as being in good and sanitary order, condition, and repair, and accepts the Premises in their condition existing as of date of such entry, and Lessee further accepts any tenant improvements to be constructed by Lessor, if any, as being completed in accordance with the plans and specifications for such improvements. On the Commencement Date, the Premises shall be in good condition and repair and the roof shall be water tight.

     Lessee agrees on the last day of the term hereof, or on sooner termination of this Lease, to surrender the Premises, together with all alterations, additions, and improvements which may have been made in, to, or on the Premises by Lessor or Lessee, unto Lessor in good and sanitary order, condition, and repair, excepting for such wear and tear as would be normal for the period of the Lessee's occupancy, casualties, condemnation, Toxic or Hazardous materials (other than those released or caused to be present by Lessee or Lessee's agents, employees, contractors and invitees in or about the Premises) and Alterations with respect to which Lessor has not reserved the right to require removal. Lessee, on or before the end of the term or sooner termination of this Lease, shall remove all its personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Lessee. Lessee further agrees that at the end of the term or sooner termination of this Lease, Lessee, at its sole expense, shall have the carpets steam cleaned, the walls and columns painted, the flooring waxed, any damaged ceiling tile replaced, the windows cleaned, the drapes cleaned, and any damaged doors replaced, if necessary to restore the Premises to its original condition, normal wear and tear excepted.

     If the Premises are not surrendered at the end of the term or sooner termination of this Lease, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay.

14. DEFAULT. Notwithstanding anything to the contrary in this Lease, Lessee shall not be deemed to be in breach of or in default under this Lease and Lessor shall not be entitled to cure any breach by Lessee or exercise any remedy under this Lease on account of (i) Lessee's failure to pay any sum due to Lessor under this Lease, unless Lessee's failure to pay continues for five (5) days after Lessee's receipt of written notice of delinquency from Lessor, or (ii) Lessee's failure to perform any other covenant of this Lease, unless Lessee's failure to perform such covenant continues for thirty (30) days after Lessee's actual receipt of written notice, or such longer time as may reasonably be required to cure the default. In the event of any breach of this Lease by the Lessee, or an abandonment of the Premises by the Lessee, the Lessor has the option of (1.) removing all persons and property from the Premises and repossessing the Premises, in which case any of the Lessee's property which the Lessor removes from the Premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of, Lessee; or (2.) allowing the Lessee to remain in full possession and control of the Premises. If the Lessor chooses to repossess the Premises, the Lease will automatically terminate in accordance with the provisions of the California Civil Code, Section 1951.2. In the event of such termination of the Lease, the Lessor may recover from the Lessee: (1.) the worth at the time of award of the unpaid rent which had been earned at the time of termination, including interest at Bank of America's prime rate plus 3%; (2.) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided, including interest at Bank of America's prime rate plus 3%; (3.) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (4.) any other amount necessary to compensate the Lessor for all the detriment proximately caused by the Lessee's failure to perform his obligations under the Lease or which, in the ordinary course of things, would be likely to result therefrom. "The worth at the time of award," as used in (1.) and (2.) of this Paragraph, is to be computed by allowing interest at Bank of America's prime rate plus 3%. "The worth at the time of award," as used in (3.) of this Paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%).

     If the Lessor chooses not to repossess the Premises, but allows the Lessee to remain in full possession and control of the Premises, then, in accordance with provisions of the California Civil Code, Section 1951.4, the Lessor may treat the Lease as being in full force and effect, and may collect from the Lessee all rents as they become due through the termination date of the Lease, as specified in the Lease. For the purpose of this paragraph, the following do not constitute a termination of Lessee's right to possession: (1.) acts of maintenance or preservation, or efforts to relet the property; (2.) the appointment of a receiver on the initiative of the Lessor to protect his interest under this Lease.

     Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Lessee shall pay to Lessor the rent due under this Lease on the dates the rent is due, less the rent Lessor receives from any reletting. No act by Lessor allowed by this Section shall terminate this Lease unless Lessor notifies Lessee that Lessor elects to terminate this Lease. After Lessee's default and for as long as Lessor does not terminate Lessee's right to possession of the Premises, if Lessee obtains Lessor's consent, Lessee shall have the right to assign or sublet its interest in this Lease, but Lessee shall not be released from liability. Lessor's consent to a proposed assignment or subletting shall not be unreasonably withheld.

     If Lessor elects to relet the Premises as provided in this Paragraph, rent that Lessor receives from reletting shall be applied to the payment of: (1.) any indebtedness from Lessee to Lessor other than rent due from Lessee; (2.) all costs, including for maintenance, incurred by Lessor in reletting; (3.) rent due and unpaid under this Lease. After deducting the payments referred to in this Paragraph, any sum remaining from the rent Lessor receives from reletting shall be held by Lessor and applied in payment of future rent as rent becomes due under this Lease. In no event shall Lessee by entitled to any excess rent received by Lessor. If, on the date rent is due under this Lease, the rent received from reletting is less than the rent due on that date, Lessee shall pay to Lessor, in addition to the remaining rent due, all costs, including for maintenance, Lessor incurred in reletting that remain after applying the rent received from the reletting, as provided in this Paragraph.

     Lessor, at any time after the notice and cure periods set forth herein, can cure the default at Lessee's cost. If Lessor at any time, by reason of Lessee's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Lessor shall be due immediately from Lessee to Lessor at the time the sum is paid, and if paid at a later date shall bear interest at Bank of America's prime rate plus 3% from the date the sum is paid by Lessor until Lessor is reimbursed by Lessee. The sum, together with interest on it, shall be additional rent.

     Rent not paid when due shall bear interest at Bank of America's prime rate plus 3% from the date due until paid.

     In addition to Lessee's other rights and remedies under this Lease, if Lessor is in default of the Lease and has not cured such default within thirty
(30) days after Lessor's actual receipt of written notice, or such longer time as may reasonably required to cure the default, then Lessee shall have the right to cure the default and demand reimbursement by Lessor of the cost of such cure.

15. DESTRUCTION. In the event the Premises are destroyed in whole or in part from any cause, Lessor may, at its option, (1.) rebuild or restore the Premises to their condition prior to the damage or destruction or (2.) terminate the Lease.

     If Lessor does not give Lessee notice in writing within thirty (30) days from the destruction of the Premises of its election either to rebuild and restore the Premises, or to terminate this Lease, Lessor shall be deemed to have elected to rebuild or restore them, in which event Lessor agrees, at its expense, promptly to rebuild or restore the Premises to its condition prior to the damage or destruction. If Lessor estimates that it cannot or does not complete the rebuilding or restoration within one hundred fifty (150) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Lessee of because of acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond control of Lessor), then Lessee shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Lessor. Lessor's obligation to rebuild or restore shall not include restoration of Lessee's trade fixtures, equipment, merchandise, or any improvements, alterations, or additions made by Lessee to the Premises.

     Notwithstanding anything to the contrary in this Lease, Lessor shall not have the right to terminate this Lease if (i) damage to or destruction of the Premises results from a casualty ordinarily covered by insurance required to be carried by Lessor under this Lease and the proceeds are available to Lessor, or
(ii) in the case of damage which is not ordinarily covered by insurance required to be carried by Lessor, (A) the damage is relatively minor (e.g. repair or restoration would cost less than ten percent (10%) of the replacement cost of the Premises), or (B) Lessee agrees to pay the cost of repair in excess of ten percent (10%) of the replacement cost of the Premises. If the Premises are damaged by any peril and Lessor does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to its terms, then within thirty (30) days thereof, Lessor shall furnish Lessee with a written opinion of Lessor's architect or construction consultant as to when the restoration work required of Lessor may be completed. Lessee shall be entitled to a reduction in rent while such repair is being made in proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises.

     Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Lessee hereby expressly waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code.

     In the event that the building in which the Premises are situated is damaged or destroyed to the extent of not less than thirty-three and one-third percent (33 1/3%) of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the Premises be injured or not.

16. CONDEMNATION. If any part of the Premises shall be taken for any public or quasi-public use, under any statute of by right of eminent domain, or private purchase in lieu thereof, and a part thereof remains, which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after taking such bears to the value of the entire Premises prior to such taking. Lessor and Lessee shall have the option to terminate this Lease in the event that such taking causes a reduction in rent payable hereunder by fifty percent (50%) or more. If all of the Premises or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, as reasonably necessary for Lessee's conduct of its business as contemplated in this Lease, this Lease shall thereupon terminate. If a part of all of the Premises be taken, all compensation awarded upon such taking shall go to the Lessor, and the Lessee shall have no claim thereto, and the Lessee hereby irrevocably assigns and transfers to the Lessor any right to compensation or damages to which the Lessee may become entitled during the term hereof by reason of the purchase or condemnation of all or a part of the Premises, except that Lessee shall have the right file its own claim to recover its share of any award or consideration for (1.) moving expenses; (2.) loss or damage to Lessee's trade fixtures, furnishings, equipment, and other personal property; and (3.) business goodwill; (4) the Lease bonus value (the difference between the rent and fair market value rent); (5) the value of the condemned improvements Lessee has the right to remove from the Premises; and (6) the unamortized value, allocable to the remainder of the term of this Lease, or any improvements installed at Lessee's expense, which are not removable. Each party waives the provisions of the Code of Civil Procedure, Section 1265.130, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

17. FREE FROM LIENS. Lessee shall (1.) pay for all labor and services performed for materials used by or furnished to Lessee, or any contractor employed by Lessee with respect to the Premises, and (2.) indemnify, defend, and hold Lessor and the Premises harmless and free from any liens, claims, demands, encumbrances, or judgments created or suffered by reason of any labor or services performed for materials used by or furnished to Lessee or any contractor employed by Lessee with respect to the Premises, and (3.) give notice to Lessor in writing five (5) days prior to employing any laborer or contractor to perform services related, or receiving materials for use upon the Premises, and (4.) shall prepare and provide Lessor with a notice of non-responsibility which Lessor shall sign and return to Lessee to post in accordance with the statutory requirements of the California Civil Code, Section 3904, or any amendment thereof. In the event an improvement bond with a public agency in connection with the above is required to be posted, Lessee agrees to include Lessor as an additional obligee.

18. COMPLIANCE WITH LAWS. Subject to Section 12, Lessee shall, at its own cost, comply with and observe all requirements of all municipal, county, state, and federal authority now in force, or which may hereafter be in force, pertaining to the use and occupancy of the Premises.

19. SUBORDINATION. Lessee agrees that this Lease shall, at the option of Lessor, be subjected and subordinated to any mortgage, deed of trust, or other instrument of security, which has been or shall be placed on the land and building, or land or building of which the Premises form a part, and this subordination is hereby made effective without any further act of Lessee or Lessor. The Lessee shall, at any time hereinafter, on demand, execute any instruments, releases, or other documents that may be required by any mortgagee, mortgagor, trustor, or beneficiary under any deed of trust, for the purpose of subjecting or subordinating this Lease to the lien of any such mortgage, deed of trust, or other instrument of security. Failure of Lessee to execute and deliver any such documents or instruments shall be a breach of Lessee's obligations under this Lease. Notwithstanding anything to the contrary in this Lease, prior to the Commencement Date, Lessor shall obtain from any lenders or ground lessors of the Premises a written agreement in lender's standard form providing for recognition of Lessee's interest under this Lease in the event of a foreclosure of the lender's security interest or termination of the ground lease. Further as a condition to the subordination of Lessee's leasehold interest to a ground lease or instrument of security, Lessor shall obtain from any such ground lessors or lenders a written recognition agreement in lender's standard form.

20. ABANDONMENT. Lessee shall not vacate or abandon the Premises at any time during the term; and if Lessee shall abandon, vacate, or surrender said Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor; provided, however, that Lessee shall not be deemed to have abandoned or vacated the Premises so long as Lessee continues to pay all rents as and when due, and otherwise performs pursuant to the terms and conditions of this Lease. Notwithstanding anything to the contrary in this Lease, any property of Lessee remaining in the Premises after the expiration or earlier termination of this Lease shall be treated in accordance with California Civil Code Section 1980, et seq.

21.  ASSIGNMENT AND SUBLETTING.

     A. DEFINITIONS. For purposes of this Paragraph 21, the following terms shall be defined as follows:

     (i) SUBLET. The term "Sublet" shall mean any transfer, sublet, assignment, license or concession agreement, change of ownership, mortgage, or hypothecation of this Lease or the Lessee's interest in the Lease or in and to all or a portion of the Premises.

     (ii) SUBRENT. The term "Subrent" shall mean any consideration of any kind received by Lessee from a Sublessee if such sums are related to Lessee's interest in this Lease or in the Premises, including, but not limited to, bonus money and payments (in excess of market value) for Lessee's assets including its trade fixtures, equipment and other personal property, goodwill, general intangibles, and any capital stock or other equity ownership of Lessee.

     (iii) SUBLESSEE. The term "Sublessee" shall mean the person or entity with whom a Sublet agreement is proposed to be or is made.

     B. LESSOR'S CONSENT. Lessee shall not enter into a Sublet without Lessor's prior written consent, which consent shall not be unreasonably withheld. Any attempted or purported Sublet without Lessor's prior written consent shall be void and confer no rights upon any third person and, at Lessor's election, shall be a breach of Lessee's obligation under this Lease. In determining whether or not to consent to a proposed Sublet, Lessor may consider the following factors, among others, all of which shall be deemed reasonable; (i) whether the proposed use of the Premises by the proposed Sublessee is consistent with the permitted use for the Premises set forth in Paragraph 6 of this Lease; and (ii) whether Lessor's consent will result in a breach of any other lease or agreement to which Lessor is a party affecting the Building. Each assignee shall agree in writing, for the benefit of Lessor, to assume, to be bound by, and to perform the terms and conditions and covenants of this Lease to be performed by Lessee.
     Notwithstanding anything contained herein, Lessee shall not be released from liability for the performance of each term, condition and covenant of this Lease by reason of Lessor's consent to a Sublet unless Lessor specifically grants such release in writing. Consent by Lessor to any Sublet unless Lessor specifically grants such release in writing. Consent by Lessor to any Sublet shall not be deemed a consent to any subsequent Sublet. Lessee shall reimburse Lessor for all reasonable costs and attorneys' fees incurred by Lessor in connection with the evaluation, processing and/or documentation of any requested Sublet, whether or not Lessor's consent is granted. Lessor's reasonable costs shall include the cost of any review or investigation by Lessor of any hazardous or toxic materials which may be used, stored, or disposed of at the Premises by the Sublessee, including fees paid to consultants hired to perform such review or investigation, which reasonable costs shall not exceed $500.

     C. INFORMATION TO BE FURNISHED. If Lessee desires at any time to Sublet the Premises or any portion thereof, it shall first notify Lessor of its desire to do so and shall submit in writing to Lessor: (i) the name and legal composition of the proposed Sublessee, (ii) the nature of the proposed Sublessee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed Sublet and a copy of the proposed Sublet form containing a description of the subject premises; (iv) a statement of all consideration to be paid by the Sublessee in connection with the Sublet;
     (v) a current financial statement of Lessee; and (vi) such financial information, including financial statements, as Lessor may reasonably request concerning the proposed Sublessee.

     D. LESSOR'S ALTERNATIVES. At any time within thirty (30) days after the Lessor's receipt of the information specified in Paragraph 21.C., Lessor may, by written notice to Lessee, elect: (i) to consent to the Sublet by Lessee; (ii) to refuse its consent to the Sublet if the terms of the Sublet are not consistent with the requirements described in Section 21.B, or
     (iii) elect to terminate this Lease, if Lessee has requested consent to a Sublet of substantially all of the Premises for the remainder of the Lease term, other than as permitted under Section 21.F hereof. If Lessor consents to the Sublet, Lessee may thereafter enter into a valid Sublet of the Premises or portion thereof, upon the terms and conditions and with the proposed Sublessee set forth in the information furnished by Lessee to Lessor pursuant to Paragraph 21.B., subject, however, at Lessor's election, to the condition of 50% of any excess of the Subrent over the Rent required to be paid by Lessee under this Lease shall be paid to Lessor (after first deducting therefrom the costs of a leasing commissions, Lessee's reasonable remodeling costs not to exceed $3.00 per square foot, and Lessee's reasonable attorneys' fees)..

     E. PRORATION. If a portion of the Premises is Sublet, the pro rata share of the Rent attributable to such partial area of the Premises shall be determined by Lessor by dividing the Rent payable by Lessee hereunder by the total square footage of the Premises and multiplying the resulting quotient (the per square foot rent) by the number of square feet of the Premises which are Sublet.

     F. EXEMPT SUBLETS. Notwithstanding anything to the contrary in this Lease, Lessee, without Lessor's prior written consent and without being subject to any of the provisions of this section, may Sublet the Premises to: (i) a subsidiary, affiliate, franchisee, division or corporation controlled by or under common control with Lessee; (ii) a successor corporation related to Lessee by merger, consolidation, non-bankruptcy reorganization or government action; or (iii) a purchaser of substantially all of Lessee's assets. A sale of Lessee's capital stock shall not be deemed a Sublet or other transfer of this Lease or the Premises requiring Lessor's consent.

22. PARKING CHARGES. Lessee agrees to pay upon demand, based on its percent of occupancy of the entire Premises, its pro-rata share of any parking charges, surcharges, or any other cost hereafter levied or assessed by local, state, or

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

federal governmental agencies in connection with the use of the parking facilities serving the Premises, including, without limitation, parking surcharge imposed by or under the authority of the Federal Environmental Protection Agency.

23. INSOLVENCY OR BANKRUPTCY. Either (1.) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or (2.) a general assignment by Lessee for the benefit of creditors, or (3.) any action taken or suffered by Lessee under any insolvency or bankruptcy act, if any such receiver, assignment or action is not released or discharged within sixty (60) days, shall constitute a breach of this Lease by Lessee. Upon the happening of any such event, this Lease shall terminate ten (10) days after written notice of termination from Lessor to Lessee. This section is to be applied consistent with the applicable state and federal law in effect at the time such event occurs.

24. LESSOR LOAN OR SALE. Lessee agrees promptly following request by Lessor to (1.) execute and deliver to Lessor any documents, including estoppel certificates presented to Lessee by Lessor, (a.) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (b.) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder or state the nature of any default, and (c.) evidencing the status of the Lease as may be required either by a lender making a loan to Lessor, to be secured by deed of trust or mortgage covering the Premises, or a purchaser of the Premises from Lessor, and (2.) to deliver to Lessor the current publicly available financial statements of Lessee with an opinion of a certified public accountant, including a balance sheet and profit and loss statement, for the current fiscal year and the two immediately prior fiscal years, all prepared in accordance with Generally Accepted Accounting Principles consistently applied. Lessee's failure to deliver an estoppel certificate within five (5) business days following such request shall constitute a default under this Lease and shall be conclusive upon Lessee that this Lease is in full force and effect and has not been modified except as may be represented by Lessor. Failure of Lessee to execute and deliver any such estoppel certificates within the five (5) business days shall be a breach of Lessee's obligations under this Lease. The provisions of this section shall be reciprocal and, within ten (10) days after request by Lessee, Lessor shall execute a similar estoppel certificate in favor of Lessee.

25. SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger nor relieve Lessee of any of Lessee's obligations under this Lease, and shall, at the option of Lessor, terminate all or any existing Subleases or Subtenancies, or may, at the option of Lessor, operate as an assignment to him of any or all such Subleases or Subtenancies.

26. ATTORNEYS' FEES. If, for any reason, any suit be initiated to enforce any provision of this Lease, the prevailing party shall be entitled to legal costs, expert witness expenses, and reasonable attorneys' fees, as fixed by the court.

27. NOTICES. All notices to be given to Lessee may be given in writing, personally, or by depositing the same in the United States mail, certified postage prepaid, and addressed to Lessee at the address set forth below, or at such other address as Lessee may have theretofore specified by notice delivered in accordance herewith, whether or not Lessee has departed from, abandoned, or vacated the Premises. Any notice or document required or permitted by this Lease to be given Lessor shall be addressed to Lessor at the address set forth below, or at such other address as it may have theretofore specified by notice delivered in accordance herewith:

        LESSOR:           WTA Campbell Technology Park LLC
                          900 Welch Road, Suite 10
                          Palo Alto, California  94304
                          Phone   (650) 322-2121
                          Fax     (650) 322-5029


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

        LESSEE:           ClickService Software, Inc       (Before Commencement)
                          3425 South Bascom, Suite 230
                          Campbell, CA  95008
                          Attn:  Shimon Rojany
                          Phone   (408) 377-6088
                          Fax     (408) 377-9088

                          ClickService Software, Inc.
                          Attention:  Shimon Rojany
                          655 Campbell Technology Parkway, Suite 150
                          Campbell, CA 95008
                          Phone
                          Fax

Notices given hereunder shall be deemed to have been given (i) on the third business day after mailing if such notice or report was deposited in the United States mail, certified, postage prepaid and (ii) when delivered if given by personal delivery.

28. TRANSFER OF SECURITY. If any security be given by Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of Lessee, Lessor may transfer and/or deliver the security, as such, to the purchaser of the reversion, in the event that the reversion be sold, and thereupon Lessor shall be discharged from any further liability in reference thereto, upon the assumption by such transferee of lessor's obligations under this Lease.

29. WAIVER. The waiver by Lessor or Lessee of any breach of any term, covenant, or condition, herein contained shall not be deemed to be a waiver of such term, covenant, or condition, or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant, or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

30. HOLDING OVER. Any holding over after the expiration of the term or any extension thereof, with the consent of lessor, shall be construed to be a tenancy from month-to-month, at a rental of one and one-half (1 1/2) times the previous month's rental rate per month, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

31. COVENANTS, CONDITIONS, AND RESTRICTIONS. Attached hereto, marked Exhibit "C" and by this reference incorporated as if set out in full, are Covenants, Conditions, and Restrictions pertaining to Campbell Technology Park. As a condition to this Lease, Lessee agrees to abide by all of said Covenants, Conditions, and Restrictions. Moreover, such reasonable rules and regulations as may be hereafter adopted by Lessor for the safety, care, and cleanliness of the Premises and the preservation of good order thereon, are hereby expressly made a part hereof, and Lessee agrees to obey all such rules and regulations.

32. LIMITATION ON LESSOR'S LIABILITY. If Lessor is in default of this Lease, and, as a consequence, Lessee recovers a money judgment against Lessor, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title, and interest of Lessor in the Premises, or in the building, other improvements, and land of which the Premises are part, and out of rent or other income from such real property receivable by Lessor or out of the consideration received by Lessor from the sale or other disposition of all or any part of Lessor's right, title, and interest in the Premises or in the building, other improvements, and land of which the Premises are part. Neither Lessor nor any of the partners comprising the partnership designated as Lessor shall be personally liable for any deficiency. The foregoing limitation shall not apply, however, to any losses, costs, claims or damages arising from or relating to the failure of a successor or assignee of Lessor to assume liability for the defaults or obligations of Lessor as it pertains to the security deposit and any prepaid rent which accrued prior to the date of an assignment or other transfer of Lessor's interest in the Premises.

33. SIGNAGE. Lessor, without warranty of success, shall cooperate with Lessee and the appropriate governmental agencies to acquire Lessee's pro-rata share of the maximum allowable signage for Lessee, including monument, lobby, and floor signage, all of which shall comply with governmental regulations and Campbell Technology Park signage program. All signage shall be at Lessee's sole cost.

34.  MISCELLANEOUS.

     A. Time is of the essence of this Lease, and of each and all of its provisions.

     B. The term "building" shall mean the building in which the Premises are situated.

     C. If the building is leased to more than one tenant, then each such tenant, its agents, officers, employees, and invitees, shall have the non-exclusive right (in conjunction with the use of the part of the building leased to such Tenant) to make reasonable use of any driveways, sidewalks, and parking areas located on the parcel of land on which the building is situated. Lessee shall have the non-exclusive use of sixty-nine parking stalls. Lessor shall not oversubscribe parking.

     D. Lessee's such reasonable use of parking areas shall not exceed that percent of the total parking areas which is equal to the ratio which floor space of the Premises bears to floor space of the building.

     E. The term "assign" shall include the term "transfer."

     F. The invalidity or unenforceability of any provision of this Lease shall not affect the validity or enforceability of the remainder of this Lease.

     G. All parties hereto have equally participated in the preparation of this Lease.

     H. The headings and titles to the  Paragraphs  of this Lease are not a part
     of  this  Lease  and  shall  have  no  effect  upon  the   construction  or
     interpretation of any part thereof.

     I. Lessor has made no representation(s) whatsoever to Lessee (express or implied) except as may be expressly stated in writing in this Lease instrument.

     J. This instrument contains all of the agreements and conditions made between the parties hereto, and may not be modified orally or in any other manner than by agreement in writing, signed by all of the parties hereto or their respective successors in interest.

     K. It is understood and agreed that the remedies herein given to Lessor shall be cumulative, and the exercise of any one remedy by Lessor shall not be to the exclusion of any other remedy.

     L. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, and administrators, and assigns of all the parties hereto; and all of the parties hereto shall jointly and severally be liable hereunder.

     M. This Lease has been negotiated by the parties hereto and the language hereof shall not be construed for or against either party.

     N. All exhibits to which reference is made are deemed incorporated into this Lease, whether covenants or conditions, on the part of Lessee shall be deemed to be both covenants and conditions.

     O. Whenever this Lease requires an approval, consent, designation, determination or judgment by either Lessor or Lessee, such approval, consent, designation, determination or judgment shall not be unreasonably withheld or delayed, and in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

     P. Any expenditure by a party permitted or required under this Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of goods and services involved, shall be reasonably incurred and shall be substantiated by documentary evidence available for inspection and review by the other party or its representatives during normal business hours.

     Q. Notwithstanding anything to the contrary in this Lease, Lessor and Lessor's agents, except in the case of emergency, shall provide Lessee with twenty-four (24) hours' notice prior to entry of the Premises. Any entry by Lessor and Lessor's agents shall not impair Lessee's operations more than reasonably necessary, and Lessee shall have the right to have an employee accompany Lessor at all times that Lessor is present on the Premises.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease on the date first above-written.

LESSOR:                                      LESSEE:
WTA Campbell Technology Park LLC,                ClickService, Software, Inc.
a California limited liability company



BY:                                          BY:
     ----------------------------------          ------------------------------
         Howard J. White, III                     Authorized Officer
         Managing Member


DATE:                                        DATE:
       --------------------------------           -----------------------------


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